EXHIBIT 10.6

                              SUSCRIPTION AGREEMENT
                                       FOR
                                 NOVA OIL, INC.

1. STOCK SUBSCRIPTION: The undersigned, _________________________ , a resident of _________________________ ("Subscriber") hereby subscribes for ______________________________ shares of Common Stock, $0.001 par value, ("Common Stock"), of NOVA OIL, INC., a Nevada Corporation ("Company") for and in consideration of $_________________________.
         Such Subscription is subject to the following terms and conditions:

         a.       The  certificate(s)   representing  the  Securities  delivered
                  pursuant to this Subscription bear a legend in the following form:

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ("ACT"), AS AMENDED, OR ANY OTHER APPLICABLE FEDERAL OR STATE SECURITIES ACTS; AND ARE RESTRICTED SECURITIES AS DEFINED BY RULE 144 OF THE ACT. THE SECURITIES MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT TO THE SECURITIES SHALL BE EFFECTIVE UNDER THE ACT OR ANY OTHER FEDERAL OR STATE SECURITIES ACTS OR AN EXEMPTION FROM REGISTRATION REQUIREMENTS UNDER THE ACT IS EFFECTIVE, AND
                  (2) THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL FOR THE COMPANY THAT NO VIOLATIONS OF ANY SECURITIES ACTS WILL BE INVOLVED IN ANY TRANSFER."

         b. If the Securities represented by this certificate have been held for a period of at least one (1) year and if Rule 144 of the Securities Act of 1933, as amended ("Act"), is applicable (there being no representations by the Company that Rule 144 is applicable), then the undersigned may make sales of the Securities only under the terms and conditions prescribed by Rule 144 of the Act or Exemptions therefrom.

2.       REPRESENTATIONS  AND  WARRANTIES:   Subscriber  hereby  represents  and
         warrants to NOVA OIL, INC.:

         a. Subscriber understands that NOVA OIL, INC. SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION, THE STATE OF WASHINGTON, THE STATE OF NEVADA, OR ANY OTHER STATE SECURITIES AGENCIES.

         b. Subscriber is not an underwriter and acquired NOVA OIL, INC. Securities solely for investment for his own account and not with a view to, or for, resale in connection with any distribution of securities within the meaning of the Federal Securities Acts, the Nevada State Securities Act, the Washington Securities Act, or any other applicable State Securities Acts; and is not being purchased with a view to or for the resale, distribution, subdivision or fractionalization thereof; and the undersigned has no contract, undertaking, understanding, agreement, or arrangement, formal or informal, with any person to sell, transfer, or pledge to any person the securities for which it hereby subscribes, or any part thereof; and it understands that the legal consequences of the foregoing representations and warranties to mean that it must bear the economic risk of the investment for an indefinite period of time because the securities have not been registered under the Act, and, therefore, cannot be sold unless they are subsequently registered under the Act

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                  (which the  Company is not  obligated  to do) or an  exemption from such registration is available.

         c. Subscriber understands the speculative nature and risks of investments associated with NOVA OIL, INC., and confirms that the Securities would be suitable and consistent with his investment program and that his financial position enables Subscriber to bear the risks of this investment; and that there may not be any public market for the securities for herein. SUCH RISKS INCLUDE, BUT ARE NOT LIMITED TO: (1) THERE IS NO GUARANTEE THE COMPANY IS ABLE TO SUCCESSFULLY UNDERTAKE EXPLORATION AND DEVELOPMENT OF ITS NATURAL RESOURCE PROPERTIES; (2) ALL OF THE RISKS INHERENT IN THE EXPLORATION AND DEVELOPMENT OF OIL AND NATURAL GAS WELLS; (3) THE COMPANY IS UNDERCAPITALIZED AND FACES ALL OF THE RISKS INHERENT IN OBTAINING ADDITIONAL FUNDING; (4) THERE IS NO PUBLIC MARKET FOR THE COMMON STOCK OF THE COMPANY; AND, (5) THERE ARE SIGNIFICANT RISKS OF THEIR INVESTMENT, INCLUDING THOSE SUMMARIZED UNDER "RISK FACTORS" AND IN OTHER PORTIONS OF THE PRIVATE PLACEMENT MEMORANDUM.

         d. The Securities subscribed for herein may not be transferred, encumbered, sold, hypothecated, or otherwise disposed of to any person, without the express prior written consent of NOVA OIL, INC., and the prior opinion of counsel for NOVA OIL, INC., that such disposition will not violate Federal and/or State Securities Acts. Disposition shall include, but is not limited to acts of selling, assigning, transferring, pledging, encumbering, hypothecating, giving, and any form of conveying, whether voluntary or not.

         e. NOVA OIL, INC. is under no obligation to register or seek an exemption under any Federal and/or State Securities Acts for any Securities of NOVA OIL, INC., or to cause or permit such Securities to be transferred in the absence of any such registration or exemption and that Subscriber herein must hold such Securities indefinitely unless such Securities is subsequently registered under Federal and/or State Securities Acts or an exemption from registration is available.

         f. At the time of subscription, Subscriber reviewed the economic consequences of the purchase of the Securities from it's attorney and/or other financial advisor, was afforded access to the books and records of the Company, conducted an independent investigation of the business of the Company, and was fully familiar with the financial affairs of the Company. Subscriber consulted with his counsel with respect to the Act and applicable federal and state securities laws. Company has not provided Subscriber with any representations, statements, or warranties as to the SECURITIES.

         g. Subscriber had the opportunity to ask questions of the Company and receive additional information from the Company to the extent that the Company possessed such information, or could acquire it without unreasonable effort or expense, necessary to evaluate the merits and risks of any investment in NOVA OIL, INC.; provided that nothing herein shall be deemed to be an acknowledgement of the accuracy or completeness of such responses.

         h. Subscriber confirms that he is able (i) to bear the economic risk of the investment, (ii) to hold the Securities for an indefinite period of time, and (iii) to afford a complete loss of its investment; and represents that he has adequate means of providing for his current needs and possible personal contingencies, and that he has no need for liquidity in this investment; (iv) this investment is suitable for Subscriber based upon his investment holdings and financial situation and needs, and this investment does not exceed ten percent of Subscriber's net worth; (v) Subscriber has by reason of his business or

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                  financial  experience could be reasonably  assumed to have the capacity to protect his own Securities in connection with this transaction.

         i. Subscriber confirms that the undersigned is an "accredited investor" within the meaning of SEC Regulation "D" or the undersigned, along or together with its purchaser representative(s) has such knowledge and experience in financial and business matters that he, or Subscriber and such representative(s) together, are capable of evaluating the merits and risks of an investment in NOVA OIL, INC. and of making an informed investment decision.

3.       STATUS OF SUBSCRIBER:

         [ ] I am NOT a member of, or an associate or affiliate of a member of the National Association of Securities Dealers; and have not, for a period of 12 months prior to the date of this Subscription agreement, been affiliated or associated with any broker/dealer, company, firm, organization, or other entity which is a member of the National Association of Securities Dealer, Inc.

         [ ] I am a member of or an associate or affiliate of a member of the National Association of Securities Dealers. Attached is a copy of an agreement signed by the principal and compliance officer of the firm with which I am affiliated agreeing to my participation in this investment.

4. ARBITRATION: Any controversy arising out of, connected to, or relating to any matters herein of the transactions between Subscriber and Company (including for purposes of arbitration, officers, directors, employees, controlling persons, affiliates, professional advisors, attorneys, agents, or promoters of the Company), on behalf of the undersigned, or this Agreement, or the breach thereof, including, but not limited to any claims of violations of Federal and/or State Securities Acts, Banking Statutes, Consumer Protection Statutes, Federal and/or State anti-Racketeering (e.g. RICO) claims as well as any common law claims and any State Law claims of fraud, negligence, negligent misrepresentations, and/or conversion shall be settled by arbitration; and in accordance with this paragraph and judgment on the arbitrator's award may be entered in any court having jurisdiction thereof in accordance with the provisions of Nevada law. In the event of such a dispute, each party to the conflict shall select an arbitrator, both of whom shall then select a third arbitrator which shall constitute the three person arbitration board. The decision of a majority of the board of arbitrators, who shall render their decision within thirty (30) days of appointment of the final arbitrator, shall be binding upon the parties. Venue for any action shall lie in the City of Spokane, State of Washington.

5. MISCELLANEOUS: This Subscription Agreement shall be binding upon the parties hereto, their heirs, executors, successors, and legal representatives. The laws of the State of Nevada shall govern the rights of the parties as to this Agreement.

6. INDEMNIFICATION: Subscriber acknowledges that he understands the meaning and legal consequences of the representations and warranties contained herein, and he hereby agrees to indemnify and hold harmless the Company and any other person or entity relying upon such information thereof from and against any and all loss, damage or liability due to or arising out of a breach of any representation, warranty, or acknowledgement of Subscriber contained in this Agreement.

7. DESIGNATION OF OWNERSHIP: Subscriber wishes to own Common Shares as follows:

         (a)______         Separate or individual property
         (b)______ Husband and wife as community property (Community property state only.)
         (c)______         Joint  tenants  with  right  of  survivorship   (Both
                           parties must sign.)
         (d)______         Tenants in common (Both parties must sign.)

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         (e)______         Trust (include name of trust and name of trustee.)
         (f)______         Other (indicated):___________________________________
         (g)______         Corporation    (include   name   of   President   and
                           Secretary.)
         (h)______ Limited Liability Company (include name of Manager and all Members.)


SUBSCRIBER HEREBY DECLARES AND AFFIRMS THAT HE HAS READ THE WITHIN AND FOREGOING SUBSCRIPTION AGREEMENT, IS FAMILIAR WITH THE CONTENTS THEREOF AND AGREES TO ABIDE BY THE TERMS AND CONDITIONS THEREIN SET FORTH, AND KNOWS THE STATEMENTS THEREIN TO BE TRUE AND CORRECT.

IN WITNESS WHEREOF, Subscriber executed this Agreement this ___ day of ____________________, _______, at _______________________.

SUBSCRIBER:


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(Signature)


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(Signature of Spouse, Joint Tenant, or Tenant in Common)

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(Address)


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(Telephone Number)


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(Social Security Number)



FOR ENTITY SUBSCRIBERS:


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Name of Entity, if any

By:*
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Title:
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By:*
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Title:
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*By the foregoing  signature,  I hereby certify to NOVA OIL, INC. that I am duly empowered and authorized to execute the foregoing document as well as to provide the foregoing information.


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